UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2025

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 to this Current Report on Form 8-K (this “Report”), on June 6, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Accel Entertainment, Inc. (the “Company”), the Company’s stockholders approved the second amendment and restatement of the Company’s Amended and Restated Long Term Incentive Plan (the “Second A&R LTIP”) to (i) increase the available share reserve by 2,000,000 shares of the Company’s Class A-1 common stock (for a cumulative aggregate share authorization of 10,000,000 shares) and (ii) make certain clarifying changes.

A description of the Second A&R LTIP was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2025 (the “Proxy Statement”) under the heading “Proposal 4: Approval of the Second Amendment and Restatement of our Amended and Restated Long Term Incentive Plan,” which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Second A&R LTIP, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 to this Report, at the Annual Meeting, the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “COI”) to declassify the Company’s Board of Directors (the “Board”), provide for the annual election of directors and make other related changes (such amendment to the COI, the “Declassification Amendment”). The Declassification Amendment had been approved, subject to stockholder approval, by the Board on April 10, 2025.

On June 6, 2025, the Company filed a certificate of amendment (the “First Certificate of Amendment”) to the COI that reflects the Declassification Amendment with the Delaware Secretary of State and the First Certificate of Amendment became effective on filing.

In addition, as further described in Item 5.07 to this Report, at the Annual Meeting, the Company’s stockholders approved a proposal to amend the COI to exculpate certain of the Company’s officers (such amendment to the COI, the “Exculpation Amendment”). The Exculpation Amendment had also been approved, subject to stockholder approval, by the Board on April 10, 2025.

On June 6, 2025, following the effectiveness of the First Certificate of Amendment, the Company also filed a certificate of amendment (the “Second Certificate of Amendment”) to the COI, as amended, that reflects the Exculpation Amendment with the Delaware Secretary of State and the Second Certificate of Amendment became effective on filing.

Descriptions of the Declassification Amendment and the Exculpation Amendment were included in the Proxy Statement under the headings “Proposal 1: Adoption of an Amendment to the Current Amended and Restated Certificate of Incorporation in Order to Declassify our Board of Directors” and “Proposal 3: Adoption of an Amendment to Our Current Amended and Restated Certificate of Incorporation in Order to Permit the Exculpation of Officers From Personal Liability for Certain Breaches of the Duty of Care,” respectively, which descriptions are incorporated herein by reference. Such descriptions and the foregoing descriptions of the First Certificate of Amendment and the Second Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the First Certificate of Amendment and the Second Certificate of Amendment, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 6, 2025, the Company held its Annual Meeting and the following actions were taken:
1. Approval of the Declassification Amendment. The proposal to approve the Declassification Amendment was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
56,985,436	1,794	58,026	7,467,327
2. Election of two Directors. Following the effectiveness of the First Certificate of Amendment, Kathleen Philips and Kenneth B. Rotman were elected to serve on the Board, each to serve a one-year term, which will expire at the 2026 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal. The vote tally was as follows:
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Nominees	Shares For	Shares Withheld	Shares Abstaining	Broker Non-Votes
Kathleen Philips	56,808,863	164,432	71,961	7,467,327
Kenneth B. Rotman	56,808,863	164,432	71,961	7,467,327
3. Approval of the Exculpation Amendment. The proposal to approve the Exculpation Amendment was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
55,851,882	1,120,429	72,945	7,467,327
4. Approval of the Second A&R LTIP. The proposal to approve the Second A&R LTIP was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
54,635,481	2,337,981	71,794	7,467,327
5. Advisory Vote on Executive Compensation. The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
56,826,172	147,595	71,489	7,467,327
6. Ratification of Appointment Independent Registered Public Accounting Firm. The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025 was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
64,406,283	35,460	70,840
7. Adjournment of the Annual Meeting. The proposal to approve one or more adjournments of the Annual Meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes to adopt the foregoing proposals was approved. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
63,031,359	1,409,281	71,943

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Certificate of Amendment
3.2	Second Certificate of Amendment
10.1	Second Amended and Restated Long Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: June 9, 2025	By:	/s/ Scott Levin
Scott Levin
Chief Legal Officer and Corporate Secretary

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